                                                                    EXHIBIT 23.4


                          CONSENT OF WRIGHT AND COMPANY

         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Range Resources Corporation (the "Company") for the fiscal year ended December 31, 2001, to which this consent is an exhibit.

                                                             WRIGHT AND COMPANY


Brentwood, Tennessee
March 4, 2002